SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 20, 2006

BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

2190 Parkway Lake Drive, Birmingham, Alabama 35244
 (Address of Principal Executive Office)

(205) 444-4600
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers:

BioCryst Pharmaceuticals, Inc. (Nasdaq: BCRX) today announced that Charles E. Bugg, Ph.D., the company’s Chairman, CEO and co-founder, has informed the BioCryst Board of Directors that he intends to retire in 2007.  Dr. Bugg will retain his current duties as CEO until a replacement has taken office, at which time he will become non-executive Chairman of BioCryst. A sub-committee of the board will immediately begin a search to identify a new CEO.

A copy of the press release announcing the foregoing matters is included herein as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits:

Exhibit No.	Description

99.1	Press release dated September 20, 2006 entitled “BioCryst Announces CEO Succession Plan”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2006	BioCryst Pharmaceuticals, Inc.

	By:	/s/ Michael A. Darwin

Michael A. Darwin
Chief Financial Officer and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 20, 2006 entitled “BioCryst Announces CEO Succession Plan”